UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

CORNER GROWTH ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

418 Broadway, #6183 Albany, NY	12207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 268-7868

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	N/A

Class A Ordinary Shares included as part of the units	COOL	N/A

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On November 13, 2024, Corner Growth Acquisition Corp. (the “Company”) dismissed Victor Mokuolu, CPA PLLC (“VMCPA”) as the Company’s independent registered public accounting firm and replaced VMCPA with Hudgens CPA, PLLC (“Hudgens”). The decision to dismiss VMCPA and replace them with Hudgens was approved by the Board of Directors of the Company.

VMCPA was engaged as the Company’s independent public accounting firm on September 6, 2024 and did not issue any reports on the Company’s consolidated financial statements.

From September 6, 2024 through November 13, 2024, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and VMCPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to VMCPA’s satisfaction, would have caused VMCPA to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K other than the material weaknesses in the Company’s internal controls identified by management related to the controls around the interpretation and accounting for certain complex financial instruments, recording and disclosure of accrued and contingent liabilities and their related expenses and the communication by executive management of all material agreements.

The Company provided VMCPA with a copy of the above disclosures and requested that VMCPA furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of VMCPA’s letter dated November 13, 2024 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) During the Company’s fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through November 13, 2024, neither the Company nor anyone on its behalf has consulted with Hudgens regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Hudgens concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

2

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No. Description of Exhibit

16.1	Letter from Victor Mokuolu, CPA PLLC addressed to the Securities and Exchange Commission dated November 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corner Growth Acquisition Corp.

Date: November 14, 2024	By:	/s/ Hao Tian
	Name:	Hao Tian
	Title:	Chief Executive Officer

4